SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2018.
MFS® Commodity Strategy Fund

Effective immediately, the Ticker Symbol Table is restated in its entirety as follows:
CLASS	TICKER SYMBOL
Class A*	MCSAX
Class T (Currently Not Offered)	N/A
Class B*	MCSFX
Class C*	MCSHX
Class I*	MCSIX
Class R1*	MCSNX
Class R2*	MCSOX
Class R3*	MCSQX
Class R4*	MCSTX
Class R6	MCSRX
* To be offered for sale on August 15, 2018.
Effective August 15, 2018, the sub-sections entitled "Fees and Expenses" and "Example" beneath the main heading "Summary of Key Information" are restated in their entirety as follows:
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below.  Expenses have been adjusted to reflect current fee arrangements.
You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds, and, with respect to Class T shares, you invest at least $250,000 in the fund. More information about these and other waivers and reductions is available from your financial intermediary and in "Sales Charges and Waivers and Reductions" on page 10 and "Appendix A – Waivers and Reductions of Sales Charges" on page A-1 of the fund's prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	2.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	None	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses of the Fund	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.07%
Other Expenses of the Subsidiary^	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Other Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.08%
Total Annual Fund Operating Expenses	1.09%	1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.83%
#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
^	The fund's subsidiary is MFS Commodity Strategy Portfolio.

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MFS Commodity Strategy Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$680	$902	$1,141	$1,827
Class T Shares	$358	$588	$836	$1,545
Class B Shares assuming
redemption at end of period	$587	$879	$1,196	$1,962
no redemption at end of period	$187	$579	$996	$1,962
Class C Shares assuming
redemption at end of period	$287	$579	$996	$2,159
no redemption at end of period	$187	$579	$996	$2,159
Class I Shares	$86	$268	$466	$1,037
Class R1 Shares	$187	$579	$996	$2,159
Class R2 Shares	$136	$425	$734	$1,613
Class R3 Shares	$111	$347	$601	$1,329
Class R4 Shares	$86	$268	$466	$1,037
Class R6 Shares	$85	$265	$460	$1,025
Effective August 15, 2018, all instances of the following language are deleted in their entirety:
Currently, only Class R6 shares are available for sale and only to funds distributed by MFS Fund Distributors, Inc.
Effective August 15, 2018, the section entitled "Shareholder Servicing Agent" under the main heading "Management of the Fund" is restated in its entirety as follows:
Shareholder Servicing Agent
MFS Service Center, Inc. (''MFSC''), a wholly-owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and its out-of-pocket expenses. No shareholder servicing payments are made for Class R6 shares.

Effective August 15, 2018, the sub-section entitled "Fees and Expenses" under the heading entitled "Additional Information on Fees and Expenses and "Performance" beneath the main heading entitled "Other Information" is restated in its entirety as follows:
Fees and Expenses
The annual fund operating expenses shown in "Fees and Expenses" are based on annualized expenses reported during the fund's most recently completed fiscal year expressed as a percentage of a class' average net assets during the period. Expenses have been adjusted to reflect current fee arrangements. Annual fund operating expenses have not been adjusted to reflect the fund's current asset size. In general, annual fund operating expenses, expressed as a percentage of a class' average net assets, increase as the fund's assets decrease. Annual fund operating expenses will likely vary from year to year.
Effective August 15, 2018, the third paragraph of the sub-section entitled "Performance Information" under the heading entitled "Additional Information on Fees and Expenses and Performance" beneath the main heading entitled "Other Information" is restated in its entirety as follows:
The fund commenced operations on June 2, 2010, with the offering of Class A and Class I shares, and subsequently offered Class R6 shares on September 4, 2012, and Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and Class R4 shares on August 15, 2018.  As of the date of this prospectus, Class T shares are not being offered for sale.

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